BLACKROCK FUNDSSM

BlackRock China A Opportunities Fund

BLACKROCK FUNDS III

BlackRock Diversified Equity Fund

BlackRock Diversified Fixed Income Fund

MANAGED ACCOUNT SERIES

BlackRock GA Disciplined Volatility Equity Fund

BlackRock GA Dynamic Equity Fund

(each, a “Fund” and collectively, the “Funds”)

Supplement dated May 28, 2024 to the Institutional Shares Prospectus (each, a “Prospectus”) and

Statement of Additional Information (“SAI”) of each Fund, as supplemented to date

Effective May 28, 2024, each Prospectus and SAI is amended as follows:

The following disclosure replaces the second paragraph of the section of each Prospectus entitled “Account Information—How to Buy, Sell, Exchange and Transfer Shares—How to Sell Shares—Full or Partial Redemption of Shares—Have your Financial Intermediary submit your sales order”:

Regardless of the method the Fund uses to make payment of your redemption proceeds (check, wire or ACH), your redemption proceeds typically will be sent one business day after your request is submitted, but in any event, within seven days.

The following disclosure replaces the second paragraph of the section of each Prospectus entitled “Account Information—How to Buy, Sell, Exchange and Transfer Shares—How to Sell Shares—Full or Partial Redemption of Shares—Selling shares held directly with BlackRock—Payment of Redemption Proceeds”:

Payment by Check: BlackRock will normally mail redemption proceeds within one business day following receipt of a properly completed request, but in any event within seven days. Shares can be redeemed by telephone and the proceeds sent by check to the shareholder at the address on record. Shareholders will pay $15 for redemption proceeds sent by check via overnight mail. You are responsible for any additional charges imposed by your bank for this service.

The following disclosure replaces the fourth paragraph of the section of each SAI entitled “Redemption of Shares—Redemption—Redeem in Writing:”

If you redeem shares directly with the Transfer Agent, payments will generally be mailed within one business day of receipt of the proper notice of redemption. A Fund may delay the mailing of a redemption check until good payment (that is, cash, Federal funds or certified check drawn on a U.S. bank) has been collected for the purchase of Fund shares, which delay will usually not exceed 10 days. If your account is held directly with the Transfer Agent and contains a fractional share balance following a redemption, the fractional share balance will be automatically redeemed by the Fund.

Shareholders should retain this Supplement for future reference.

PRSAI-INST-0524SUP